UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

Contineum Therapeutics, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 30, 2026
To the Stockholders of Contineum Therapeutics, Inc.:
We cordially invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Contineum Therapeutics, Inc., to be held on Friday, June 26, 2026 at 8:00 a.m. (Pacific Time). The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by registering at www.proxydocs.com/CTNM in advance of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
We are permitted by Securities and Exchange Commission rules to furnish proxy materials to our stockholders on the internet. On or around Friday, May 15, 2026, we expect to mail to our stockholders of record an Important Notice Regarding Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our Annual Meeting (the “Proxy Statement”) and our 2025 Annual Report on Form 10-K. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting, and how to receive a paper copy of the proxy materials by mail.
Whether or not you plan to virtually attend the meeting, your vote is important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on your proxy card. If you virtually attend the Annual Meeting, you will have the right to revoke your proxy and vote electronically during the Annual Meeting via the live webcast. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.
On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

/s/ Carmine N. Stengone
Carmine N. Stengone President, Chief Executive Officer and Director
3565 General Atomics Court, Suite 200 San Diego, CA 92121
Telephone: 858-333-5280 www.contineum-tx.com

Contineum Therapeutics, Inc.
3565 General Atomics Court, Suite 200
San Diego, CA 92121
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held virtually at 8:00 a.m., Pacific Time, on Friday, June 26, 2026
To the Stockholders of Contineum Therapeutics, Inc.:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Contineum Therapeutics, Inc., a Delaware corporation. The meeting will be held on Friday, June 26, 2026, at 8:00 a.m. (Pacific Time). The Annual Meeting will be completely virtual. You may attend the meeting, submit questions, and vote your shares electronically during the meeting via live webcast by registering at www.proxydocs.com/CTNM in advance of the Annual Meeting. You do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may vote by internet, by telephone, or, if you requested and received paper copies of the proxy materials by mail, you may also vote by completing and mailing your proxy card. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. At the Annual Meeting our stockholders, will be asked:
1.To elect Evert Schimmelpennink, Lori M. Lyons-Williams and Diego Miralles, M.D., as Class II directors, to serve until the 2029 annual meeting of stockholders or until their respective successors have been elected or appointed.
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.To conduct any other business properly brought before the meeting or any adjournment thereof.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is April 27, 2026. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.
Our Board of Directors recommends a vote “FOR” for the election of all nominees for director to our Board of Directors and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
Regardless of the number of shares you own, your VOTE is important. Therefore, even if you plan to virtually attend the Annual Meeting, please vote or submit your proxy by following the instructions in the Important Notice Regarding Internet Availability of Proxy Materials as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice Regarding Internet Availability of Proxy Materials or the proxy card (if you requested and received a printed copy of the proxy materials). If you do virtually attend the Annual Meeting and wish to vote electronically, you may withdraw your proxy at that time.
Please read the attached Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

By Order of our Board of Directors

/s/ Carmine N. Stengone
Carmine N. Stengone President, Chief Executive Officer and Director
San Diego, California
April 30, 2026

You are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to attend the virtual Annual Meeting, please vote as soon as possible. We encourage you to vote via the internet. For further details, see “Questions and Answers about This Proxy Material and Voting.”

Contineum Therapeutics, Inc.
3565 General Atomics Court, Suite 200
San Diego, CA 92121
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To be held virtually at 8:00 a.m., Pacific Time, on Friday, June 26, 2026
This proxy statement and proxy card are furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Contineum Therapeutics, Inc. (sometimes referred to as “we,” “us,” “or,” the “Company” or “Contineum”), which will be held virtually on Friday, June 26, 2026, at 8:00 a.m. (Pacific Time) via live webcast. To attend the Annual Meeting, stockholders of record must register at www.proxydocs.com/CTNM in advance of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. However, you do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may vote by internet, by telephone, or, if you requested and received paper copies of the proxy materials by mail, you may also vote by completing and mailing your proxy card.
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
We are making this proxy statement and our annual report available to stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report on Form 10-K”) are available for viewing, downloading and printing at www.proxydocs.com/CTNM. On or around Friday, May 15, 2026, we intend to mail to our stockholders the Notice Regarding Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review this proxy statement and our Annual Report on Form 10-K. The Notice also includes instructions on how you may submit your proxy over the internet or via telephone and how to vote online at the Annual Meeting. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website located at www.contineum-tx.com. You may also obtain a copy of our Annual Report on Form 10-K, including our financial statements, free of charge, by sending a written request to the attention of our Corporate Secretary at Contineum Therapeutics, Inc., 3565 General Atomics Court, Suite 200, San Diego, CA 92121.

Page
Questions and Answers About This Proxy Material and Voting	3
Directors, Executive Officers and Corporate Governance	8
Security Ownership of Certain Beneficial Owners and Management	17
Section 16(a) Beneficial Ownership Reporting Compliance	21
Certain Relationships and Related Party Transactions	21
Executive Compensation	24
Director Compensation	31
Securities Authorized for Issuance Under Equity Compensation Plans	34
Independent Registered Public Accounting Firm	35
Report of the Audit Committee of the Board of Directors	36
Proposal 1—Election of Directors	37
Proposal 2—Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026	39
Other Matters	40

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
You have received these proxy materials because the Board of Directors (our “Board” or the “Board of Directors”) of Contineum Therapeutics, Inc. (“we”, “us,” “our,” the “Company” or “Contineum”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting. We have made available to you on the internet this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report on Form 10-K”) because you owned shares of the Company’s Class A common stock, our only class of voting securities, on the record date of April 27, 2026. Holders of our Class B common stock are not entitled to vote on any matters that will come before the Annual Meeting.
Why did I receive a Notice Regarding Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are permitted to furnish our proxy materials to our stockholders over the internet by delivering a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) in the mail rather than mailing printed copies of a full set of proxy materials. The Notice instructs stockholders on how to access and review the proxy statement and the Annual Report on Form 10-K over the internet at www.proxydocs.com/CTNM. The Notice also instructs stockholders on how they may submit their proxy over the telephone or internet and vote online at the Annual Meeting. If a stockholder who received a Notice would like to receive a printed copy of our proxy materials, such stockholder should follow the instructions for requesting these materials contained in the Notice.
What is a virtual Annual Meeting?
The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location, improved communication and cost savings to our stockholders. You can virtually attend the Annual Meeting by registering at www.proxydocs.com/CTNM in advance of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting via the internet. There will not be a physical meeting location and you will not be able to attend in person.
We invite you to virtually attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. However, you do not need to attend the virtual meeting to vote your shares. Instead, you may vote by internet, by telephone, or, if you requested and received paper copies of the proxy materials by mail, you may also vote by completing and mailing your proxy card.
The Annual Meeting starts at 8:00 a.m. (Pacific Time) on Friday, June 26, 2026. We encourage you to access the meeting website prior to the start time to allow time for check-in. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
To access the Annual Meeting, follow the instructions on your Notice or proxy card (if you requested and received a printed copy of the proxy materials). If your shares are not registered in your own name and you plan to vote your shares during the virtual Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and have it available during the virtual Annual Meeting in order to vote.
If you wish to submit a question on the day of the Annual Meeting, you will need the control number included on your Notice or your proxy card. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, are not pertinent to Annual Meeting matters and, therefore, will not be answered.

What am I voting on?
There are two matters scheduled for a vote:
•Election of Evert Schimmelpennink, Lori M. Lyons-Williams and Diego Miralles, M.D., as Class II directors, to serve until the 2029 annual meeting of stockholders or until his or her respective successor has been elected or appointed.
•Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 27, 2026 will be entitled to vote at the Annual Meeting. On this record date, there were 32,723,877 shares of Class A common stock outstanding, our only class of voting stock. The holders of our Class A common stock have the right to one vote for each share of Class A common stock they held as of the record date.
The names of stockholders of record entitled to vote at the Annual Meeting will be available for review during regular business hours for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting at our principal place of business, 3565 General Atomics Court, Suite 200, San Diego, CA 92121. Please contact our Investor Relations team at ir@contineum-tx.com, a reasonable time in advance to make appropriate arrangements, but in no event less than 48 hours in advance of your desired visiting time.
How do I vote?
Stockholder of Record: Shares Registered in Your Name
If on April 27, 2026, your shares of Class A common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. Stockholders of record may vote by using the internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the virtual meeting and vote electronically.
•You may vote by using the internet at www.proxypush.com/CTNM by following the instructions for internet voting on the Notice or (if you received a proxy card by mail) the proxy card mailed to you. internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Thursday, June 25, 2026. Easy‑to‑follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.
•You may vote by telephone by dialing +1 (866) 286-3110 and following the instructions for voting by phone on the Notice or (if you received a proxy card by mail) the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Thursday, June 25, 2026. Easy‑to‑follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.
•You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend the Annual Meeting. Mailed proxy cards must be received by Thursday, June 25, 2026.
•You may vote electronically at the Annual Meeting using the unique link provided to you via email after registering in advance at www.proxydocs.com/CTNM using the procedure described above, and using your unique control number that was included in the proxy materials that you received in the mail.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 27, 2026, you held your shares in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.
You do not need to attend the virtual Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “Can I change my vote after submitting my proxy?” below.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted (i) “FOR” the election of all three director nominees for Class II director and (ii) “FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, as disclosed herein. However, if your shares are held in “street name”, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one proxy card or Notice?
If you receive more than one proxy card or Notice, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or submit a proxy for each Notice to ensure that all of your shares are voted.
What if I share an address with another stockholder of Contineum?
If you reside at the same address as another Contineum stockholder, you and other Contineum stockholders residing at the same address may receive a single copy of the Notice. This process, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you wish to receive a separate copy of the Notice, you may do so by making a written request to: Contineum Therapeutics, Inc., 3565 General Atomics Court, Suite 200, San Diego, CA 92121, Attention: Corporate Secretary; or an oral request by calling 858-333-5280. Upon your written or oral request, we will promptly deliver a separate copy to you. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact use at the above address and phone number. The Annual Report, proxy statement and Notice are also available at www.proxydocs.com/CTNM.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:
•If you receive a proxy card, you may submit another properly completed proxy card with a later date.
•You may re-vote by internet or by telephone as instructed above.

•You may send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at 3565 General Atomics Court, Suite 200, San Diego, CA 92121.
•You may virtually attend the Annual Meeting and vote electronically by registering at www.proxydocs.com/CTNM in advance of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting using your unique control number that was included in the proxy materials that you received in the mail. Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank, or other agent with respect to changing your vote.
Who will solicit proxies on behalf of our Board of Directors?
Proxies may be solicited on behalf of our Board of Directors, without additional compensation, by the Company’s directors and employees.
The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors and officers (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website at www.contineum-tx.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, “WITHHOLD” votes, abstentions and broker non‑votes. Abstentions will be counted as present for purposes of determining the presence of a quorum. For Proposal 1, directors are elected by a plurality vote. “Plurality” means that the three director nominees who receive the largest number of votes cast “FOR” will be elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of a “WITHHOLD” vote, abstention or a broker non-vote, as described in the next paragraph) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. For Proposal 2, more “FOR” votes than “AGAINST” votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Abstentions will not be considered as votes cast for or withheld for or against this proposal and will therefore have no effect on the outcome of the vote. Broker non‑votes, as described in the next paragraph, have no effect and will not be counted towards the vote total for such proposals.
If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non‑discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. Proposal 2 for the ratification of the appointment of Ernst & Young LLP is considered routine and therefore brokers generally have discretionary authority to vote shares held in street name. However, several large brokers have announced that they were eliminating the practice of discretionary voting of uninstructed shares, including on matters generally identified as “routine.” On non‑discretionary items for which you do not give your broker instructions, the shares will be treated as broker non‑votes. Under current NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered “non‑discretionary” and therefore brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Proposal 1 is a non-discretionary matter and therefore if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on this proposal unless you provide voting instructions to the record holder.

How many votes are needed to approve each proposal?
For Proposal 1, the directors are elected by a plurality of the votes cast with respect to the director. This means that nominees receiving the most “FOR” votes will be elected. Abstentions and broker non‑votes are not considered votes cast on this proposal and will not have any effect on the election of the directors.
For Proposal 2, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, must receive more “FOR” votes than “AGAINST” votes cast at the Annual Meeting. Abstentions are not counted as a vote cast for or against the proposal and therefore have no effect on the outcome of the vote. Broker non-votes are not counted for any purpose in determining whether this matter has been approved.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the voting power of all outstanding shares of our capital stock entitled to vote on April 27, 2026, the record date, are represented at the meeting by stockholders present online or by proxy. Holders of Class B common stock are not entitled to vote on any matters that will come before the Annual Meeting and therefore are not considered for the purpose of determining the presence or absence of a quorum. On the record date, there were in the aggregate 32,723,877 shares of Class A common stock outstanding and entitled to vote. Thus 16,361,939 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non‑votes will be counted towards the quorum requirement.
How will my shares be voted if I mark “Abstain” on my proxy card?
We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting for the proposals so marked.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8‑K filed with the SEC within four business days after the end of the Annual Meeting.
When are stockholder proposals and nominations for director due for next year’s Annual Meeting?
If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a‑8 and received by the Corporate Secretary of the Company on or before January 15, 2027. If you wish to submit a proposal to be presented at the 2027 Annual Meeting of Stockholders, but which will not be included in the Company’s proxy materials, including to nominate a director, your notice must be received by the Corporate Secretary of the Company at Contineum Therapeutics, Inc., 3565 General Atomics Court, Suite 200, San Diego, California 92121, Attn: Corporate Secretary, no earlier than February 26, 2027 and no later than March 28, 2027. Proposals that are not received in a timely manner will not be voted on at the 2027 Annual Meeting of Stockholders. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 27, 2027. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. You are advised to review our Amended and Restated Bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. Stockholders may request a free copy of our Bylaws by contacting our Corporate Secretary at 3565 General Atomics Court, Suite 200, San Diego, California, 92121, Attn: Corporate Secretary.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
DIRECTORS AND EXECUTIVE OFFICERS
Our directors and executive officers, and certain information about each of them as of March 14, 2026 are set forth below.

Name	Age	Position(s) with Contineum
Executive Officers:
Carmine N. Stengone	50	President, Chief Executive Officer and Director
Peter T. Slover	51	Chief Financial Officer
Daniel S. Lorrain, Ph.D.	57	Chief Scientific Officer
Timothy R. Watkins, M.D., MSc.	52	Chief Medical Officer and Head of Development
John S. Healy	54	General Counsel and Corporate Secretary

Non-Employee Directors:
Evert Schimmelpennink	54	Chair of the Board of Directors
Sarah Boyce	54	Director
Todd Brady	47	Director
Troy Ignelzi	58	Director
Lori M. Lyons-Williams	49	Director
Olivia Ware	69	Director
Diego Miralles, M.D.	63	Director
Executive Officers
Carmine N. Stengone. Mr. Stengone has served as our President and Chief Executive Officer and as a member of our Board of Directors since October 2018. Previously, he served as President, Chief Executive Officer and a board member of Avelas Biosciences, Inc. from January 2014 to October 2018 and as Chief Business Officer from May 2012 to January 2014. He also served as Senior Vice President, Business Development for COI Pharmaceuticals, Inc. (now Avalon Bioventures) and a member of its investment committee from May 2013 to October 2018, where he helped co-found six new biopharmaceutical companies. Mr. Stengone served as Vice President of Corporate Development for Afraxis Holdings, Inc. and co-founder and CEO of Afraxis, Inc., a spin-out company from Afraxis Holdings, Inc. from 2010 to 2014. He previously held positions of increasing responsibility at Phenomix Corporation, Anadys and J&J Pharmaceutical Research & Development. Mr. Stengone is currently serving as a member of the board of directors of Kiora Pharmaceuticals, Inc. Mr. Stengone received his MBA from the Johnson Graduate School of Management at Cornell University, his M.S. in Organic Chemistry from Duke University and a B.S. in Chemistry from Wake Forest University. We believe that Mr. Stengone is qualified to serve on our Board of Directors because of the perspective and experience he provides as our President and Chief Executive Officer as well as his broad experience within the biotechnology industry.
Peter T. Slover. Mr. Slover has served as our Chief Financial Officer since September 2020. Mr. Slover previously served as the Chief Financial Officer of Sophiris Bio, Inc. (“Sophiris”) from January 2013 to May 2020 and as the Head of Finance and Principal Accounting Officer of Sophiris from April 2012 to January 2013. From April 2004 to April 2012, Mr. Slover held a variety of significant management positions at Anadys, including Vice President, Finance and Operations, a position that he held from July 2009 to April 2012, Senior Director, Finance and Corporate Controller, Senior Manager, Financial Reporting and Internal Controls and Manager of Financial Reporting. Prior to joining Anadys, Mr. Slover was an auditor at KPMG LLP, where he spent seven years in public accounting. Mr. Slover is a Certified Public Accountant in the State of California (inactive). He received a B.S. in Business Administration from Shippensburg University.
Daniel S. Lorrain, Ph.D. Dr. Lorrain is a member of our founding executive team and has served as our Chief Scientific Officer since March 2018. Previously, he was Executive Director and then promoted to Vice President of Biology at Inception Therapeutics, Inc. (“Inception”), a Versant Ventures discovery engine, from 2011 to 2018 where he led all aspects of biology and non-clinical pharmacology, including the acquisition of the remyelination program Inception

5 by Roche Holdings Inc. Prior to joining Inception, Dr. Lorrain was Senior Director of Pharmacology at Amira Pharmaceuticals, Inc. from 2005 to 2010 and contributed to the discovery of several clinical stage small molecule therapeutics to treat inflammation and fibrosis. Notably, he led the efforts of the LPA1R program that was acquired by Bristol-Myers Squibb Company. Prior to that, he was a Research Fellow at Merck & Co., Inc. from 1999 to 2005 where he contributed to early central nervous system drug discovery. He received a B.S. in Psychology from the State University of New York at Buffalo and a Ph.D. in Behavioral Neuroscience from the State University of New York at Buffalo and was a postdoctoral fellow at the University of Chicago.
Timothy R. Watkins, M.D., MSc. Dr. Watkins has served as our Chief Medical Officer and Head of Development since April 2025. Prior to joining us, he served in a variety of increasingly senior level positions with Gilead Sciences Inc. ("Gilead") beginning in February 2015. Most recently, he served as a Vice President and Inflammation Therapeutic Area Head until April 2025. Prior to his time at Gilead, Dr. Watkins was an Assistant Professor of Medicine in the Division of Pulmonary and Critical Care Medicine at the University of Washington and an Affiliate, Research Institute, Bloodworks Northwest in Seattle, WA from 2010 to 2015. He holds a B.S. in Biology from Ohio University, an M.D. from The Ohio State University and a Master of Science in Public Heath – Epidemiology from the University of Washington.
John S. Healy. Mr. Healy has served as our General Counsel and Corporate Secretary since June 2024. Prior to joining Contineum on a full-time basis, Mr. Healy was a legal consultant to privately held and publicly traded clients within the life sciences industry, including Contineum, from March 2022 until May 2024. Between February 2021 and March 2022, Mr. Healy served as General Counsel, on a consulting basis, and then as General Counsel and Corporate Secretary and as a member of the executive management team at the public biotechnology company, Tyra Biosciences, Inc. (“Tyra”). Prior to Tyra, Mr. Healy served as a life sciences legal consultant counseling and advising management teams, board of directors and company departments on legal matters through the full corporate life cycle from early stage through research, product formulation and manufacturing, pre-clinical/clinical development to initial public offering or corporate acquisition from May 2009 until August 2021. Prior to his consulting practice, Mr. Healy served as Assistant General Counsel and then General Counsel and Secretary at Hollis-Eden Pharmaceuticals, Inc., a publicly traded biotechnology company from October 2005 until May 2009. Previously, Mr. Healy practiced as a corporate, transactional and securities attorney from July 1999 until October 2005 at national law firms including tenures at Brobeck, Phleger & Harrison LLP, Clifford Chance US LLP and Latham & Watkins LLP. Mr. Healy received his J.D. from University of San Diego School of Law, and his B.A. in History from the University of California, Berkeley.
Non-Employee Directors
Evert Schimmelpennink. Mr. Schimmelpennink has served as a member of our Board of Directors since January 2022 and as the chair of our Board of Directors since March 2024. Mr. Schimmelpennink has served as the President and Chief Executive Officer and as a member of the board of directors of LENZ Therapeutics since March 2021. Previously, from August 2017 to October 2020, Mr. Schimmelpennink served as President and Chief Executive Officer and a member of the board of directors of publicly listed Pfenex, Inc., a biopharmaceutical company, until its acquisition by Ligand Pharmaceuticals Inc. in late 2020. From November 2019 until its sale, Mr. Schimmelpennink also served as the acting Principal Financial Officer and Principal Accounting Officer of Pfenex, Inc. From October 2015 to August 2017, Mr. Schimmelpennink served as Chief Executive Officer of Alvotech, a biopharmaceutical company. Prior to that, Mr. Schimmelpennink held senior positions at Pfizer Inc. and Hospira, Inc. within their global specialty injectables businesses, as well as Synthon BV. Mr. Schimmelpennink currently serves on the board of directors of iBio, Inc. Mr. Schimmelpennink holds a M.Sc. in Bioprocess Engineering from the University of Wageningen in the Netherlands and a business degree from the Arnhem Business School. We believe that Mr. Schimmelpennink is qualified to serve on our Board of Directors due to his experience in executive and leadership positions at other biotechnology companies.
Sarah Boyce. Ms. Boyce has served as a member of our Board of Directors since June 2024. Ms. Boyce served as President and CEO of Avidity Biosciences, Inc. from October 2019 until its acquisition in February 2026. Ms. Boyce was previously the President of Akcea Therapeutics and a member of its board of directors from April 2018 through September 2019 in connection with Akcea's Inotersen Transaction. Prior to joining Akcea, Ms. Boyce was Chief Business Officer of Ionis from January 2015 to April 2018. Prior to joining Ionis, Ms. Boyce was Vice President, Head of International Business Strategy and Operations at Forest Laboratories, Inc. from 2012 to 2014. She was Vice President, Global Head Nephrology Therapeutics Area of Alexion Pharmaceuticals from 2010 to 2011. She held various positions at Novartis Group AG, including Vice President, Global Program Head, Pediatric and Specialty from 2000 to 2010. Prior to that, Ms. Boyce held positions at Bayer Pharmaceuticals and Roche and previously served on the board of directors of Berkley Lights, Inc. and OmniAB, Inc. Ms. Boyce currently serves as chair of the board of Atrium Therapeutics, Inc., since December 2025 and as a member of the board of directors of Abcuro, Inc. since 2024. Ms. Boyce earned her Bachelor of

Science from the University of Manchester in 1993. We believe that Ms. Boyce is qualified to serve on our Board of Directors due to her extensive business and management experience in the biotechnology industry.
Todd Brady. Mr. Brady has served as a member of our Board of Directors since November 2019. He currently serves as the Chief Executive Officer of Vero Biotech Inc. since September 2025. Mr. Brady has served as the Director of Investments at Brace Pharma Capital since 2014. Navitor Pharmaceuticals since July 2021, and as board observer for HotSpot Therapeutics since May 2020 and Antiva BioSciences since July 2021. He previously served as a board member of Avidity Biosciences from May 2017 to January 2021, Cocrystal Pharma Inc. from February 2019 to March 2020, and as a board observer for Precision Biosciences from June 2018 to March 2019, and Miragen Therapeutics from October 2015 to February 2017. Mr. Brady has an extensive and diverse background in capital markets, working in equity research, asset management, private equity and corporate banking over the duration of his career. Mr. Brady received a Master of Business Administration from the Schulich School of Business (York University) and is a Chartered Financial Analyst and Charted Professional Accountant (CPA Ontario). We believe that Mr. Brady is qualified to serve on our Board of Directors because of his financial expertise and experience in the biotechnology industry.
Troy Ignelzi. Mr. Ignelzi has served as a member of our Board of Directors since May 2024. Mr. Ignelzi has served as Rapport Therapeutics, Inc.'s Chief Financial Officer since November 2023. From March 2019 to September 2023, Mr. Ignelzi served as Chief Financial Officer at Karuna Therapeutics, Inc., where he led the team in the execution of a private crossover round, the company’s initial public offering and multiple follow-on financings. Prior to this, Mr. Ignelzi served as Chief Financial Officer of scPharma from 2016 to February 2019. From 2014 to 2016, Mr. Ignelzi served as Chief Financial Officer and as a member of the executive leadership teams at Juventas Therapeutics Inc. Earlier in his career, Mr. Ignelzi served as Senior Vice President – Operations and Business Development of Pharmalex GmbH, and in various other positions at Esperion Therapeutics, Inc., Insys Therapeutics, Inc., and Eli Lilly and Company. Mr. Ignelzi has served on the boards of directors of Abivax S.A. since July 2023 and Harmony Biosciences since April 2026. Mr. Ignelzi is also an advisor to Sofinnova Investments LLC since March 2024 and at Patients Capital Advisors, since April 2024. Mr. Ignelzi previously served on the board of directors of CinCor Pharma, Inc. from March 2021 to February 2023 and Vedanta Biosciences, Inc. from November 2020 to February 2026. Mr. Ignelzi received a Bachelor of Science degree in accounting from Ferris State University. We believe that Mr. Ignelzi is qualified to serve on our Board of Directors due to his experience serving in various chief financial officer and audit committee chair roles with public companies in the biotechnology industry.
Lori M. Lyons-Williams. Ms. Lyons-Williams has served as a member of our Board of Directors since August 2020. Ms. Lyons-Williams currently serves as President and Chief Executive Officer at Abdera Therapeutics Inc. a biopharmaceutical company. Previously, Ms. Lyons-Williams was President and Chief Operating Officer at Neumora Therapeutics, Inc., a biopharmaceutical company from April 2021 until April 2022. From December 2016 to May 2020, Ms. Lyons-Williams served as Chief Commercial Officer at Dermira, Inc. (“Dermira”), a public biopharmaceutical company, where she was responsible for the strategic, financial and operational leadership of the company’s product portfolio, until Dermira’s acquisition. From January 2002 to August 2016, Ms. Lyons-Williams worked at Allergan, Inc. (Allergan), a public biotechnology company, where she held positions of increasing responsibility, most recently as Vice President, Sales & Marketing, Urology. Ms. Lyons-Williams currently serves on the board of Abdera Therapeutics Inc., where she is also Chief Executive Officer. From November 2021 until its acquisition in March 2026, Ms. Lyons-Williams served on the board of directors of, and beginning in January 2025 as the chair of the board of, RAPT Therapeutics, Inc. From June 2019 until its acquisition in April 2021, Ms. Lyons-Williams served on the board of directors of Five Prime Therapeutics, Inc. Ms. Lyons-Williams received a B.A. in Interdisciplinary Studies from Virginia Polytechnic Institute and State University and an M.B.A., Marketing from the Carlson School of Management at the University of Minnesota. We believe that Ms. Lyons-Williams is qualified to serve on our Board of Directors because of her commercial expertise and experience in executive and leadership positions at other biotechnology companies.
Diego Miralles, M.D. Dr. Miralles has served as a member of our Board of Directors since March 2025. He has served as the Chief Executive Officer at AZURNA Therapeutics, Inc., a private pharmaceutical development company, since January 2024. From December 2020 to September 2022, Dr. Miralles served as Chief Executive Officer at Laronde Inc., an early-stage biotechnology company. Dr. Miralles also served as Chief Executive Officer at Vividion, from August 2017 to September 2020. As of March 2025, Dr. Miralles, serves on the board of Father Joe’s Village a San Diego, non-profit organization. He is on the board of directors at ArrePath, a private biotechnology company. Additionally, Dr. Miralles has served as a member of the Board of Directors at Rady Children’s Institute for Genomic Medicine since 2008 and serves as a member of the Board of Directors at Artiva Biotherapeutics, Inc. Dr. Miralles also served as a member at NeuBase Therapeutics, Inc., a public biopharmaceutical company, from April 2019 to April 2021. Dr. Miralles received his M.D. degree from the University of Buenos Aires, his residency in Internal medicine at the Mayo Clinic and fellowship in

Infectious Diseases at The New York Hospital/Cornell University and was on the faculty at Duke University. We believe Dr. Miralles is qualified to serve on our Board of Directors due to his experience as an executive in the pharmaceutical industry and his educational background.
Olivia Ware. Ms. Ware has served on our Board of Directors since March 2024. Ms. Ware has more than 20 years of experience in pharmaceutical drug development, commercialization and healthcare management. From November 2019 to March 2021, Ms. Ware served as the Senior Vice President, BTK Franchise Head at Principia Biopharma Inc., which was acquired by Sanofi S.A. in 2020, where she was responsible for developing overall portfolio strategy for the company’s three BTKi molecules. From August 2018 to November 2019, Ms. Ware served as Senior Vice President, U.S. Market and Franchise Development at Proteus Digital Health, Inc. From 2011 to 2018, Ms. Ware worked in a number of public and private biopharma firms as a private consultant. From 2016 to 2017, Ms. Ware was the Chief Commercial Officer at CytRx, Inc. From 1997 to 2010, Ms. Ware worked at Genentech, Inc. in a variety of roles of increasing responsibility in commercial, team leadership and product development. During her time at Genentech, Ms. Ware played a key role in the launch of several commercial drug products, including Rituxan®, Herceptin®, Avastin® and Lucentis®, and as Head of Oncology Team Leadership was responsible for molecule, disease and platform strategic plans and oncology portfolio management. Ms. Ware has served as a member of the board of Arcellx, Inc. since June 2022, Revance Therapeutics, Inc. from March 2021 until February 2025 and Ambrx Biopharma Inc. from April 2021 until June 2022. Ms. Ware holds an A.B. in Psychology from Davidson College and an M.B.A. in Finance and Marketing from the University of North Carolina at Chapel Hill. We believe Ms. Ware is qualified to serve on our Board of Directors due to her executive and board experience with life science and biotechnology companies.
There are no family relationships among any of our directors or executive officers.
CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence
As required under the listing standards of the Nasdaq Stock Market (“Nasdaq”), a majority of the members of a listed company’s board of directors must be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that, with the exception of Mr. Stengone and Dr. Miralles, none of our directors have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq, including in the case of all the members of our audit committee, the independence criteria set forth in

Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act.
In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions” elsewhere in this proxy statement. There are no family relationships among any of our directors or executive officers. The independent members of our Board of Directors hold separate regularly scheduled executive session meetings at which only independent directors are present.
Information Regarding the Board of Directors and its Committees
As required under Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Our Board of Directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The following table provides membership information for each of such Board of Directors committees as of December 31, 2025:

Name	Audit	Compensation	Nominating and Corporate Governance
Evert Schimmelpennink		X
Sarah Boyce			X*
Todd Brady	X	X*
Troy Ignelzi	X*
Lori M. Lyons-Williams	X		X
Olivia Ware		X	X
*Committee Chair
Below is a description of each committee of our Board of Directors. Our Board of Directors has determined that each member of the audit, compensation and nominating and corporate governance committees meets the applicable rules and regulations regarding “independence” and also that each member of the audit committee, compensation committee, and nominating and corporate governance committee is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The current members of our audit committee are Messrs. Brady and Ignelzi and Ms. Lyons-Williams, each of whom can read and understand fundamental financial statements. Each are independent under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to audit committee members. Mr. Ignelzi chairs the audit committee. Our Board of Directors has determined that Messrs. Ignelzi and Brady and Ms. Lyons-Williams each qualify as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. Please also see the report of the audit committee set forth elsewhere in this proxy statement.
Our audit committee assists our Board of Directors with its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications, independence and performance of the independent registered public accounting firm, the design and implementation of our risk assessment and risk management. Among other things, our audit committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. The audit committee also discusses with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing and overseeing procedures for the receipt, retention, and treatment of any complaints reporting accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerning questionable accounting or auditing matters. In addition, our audit committee has direct responsibility for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. Our audit committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement fees and terms, and all permissible non-audit engagements with the independent auditor. Our audit committee will review and oversee all related person transactions in accordance with our policies and procedures.
Our audit committee operates under a written charter that can be found on the “Corporate Governance” section of the “Investors” section of our corporate website at www.contineum-tx.com. Each of Messrs. Brady and Ignelzi and Ms. Lyons-Williams served on the audit committee of our Board of Directors during 2025. The audit committee met four times during 2025.
Compensation Committee
The members of our compensation committee are Messrs. Schimmelpennink and Brady and Ms. Ware. Mr. Brady chairs our compensation committee. Each member of our compensation committee is independent under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to compensation committee members. Our compensation committee assists our Board of Directors with its oversight of the forms and amount of compensation for our executive officers, and the administration of our incentive plans for employees and other service providers, including our equity incentive plans, and certain other matters related to our compensation programs. Our compensation committee has the authority to engage the services of outside consultants and advisors to assist it in making decisions regarding our executive compensation programs. In 2025, Alpine Rewards (“Alpine”) was retained by our compensation committee to advise the compensation committee regarding the compensation of our executive officers and non-employee directors. The compensation committee believes that Alpine’s expertise in the life sciences industry provides the compensation committee with relevant and targeted advice, and that Alpine are independent and that their work has not raised any conflicts of interest.
In establishing compensation amounts for executives, our compensation committee seeks to support the Company’s overall business strategy and objectives, attract and retain key executives, link compensation with business objectives and organizational performance, and provide competitive compensation opportunities. The compensation committee may form subcommittees and delegate its power and authority to such subcommittees. A more detailed description of the compensation committee’s functions can be found in our compensation committee charter. The charter is published in the "Corporate Governance" Section of the “Investors” section of our corporate website at www.contineum-tx.com. Each of Messrs. Schimmelpennink and Brady and Ms. Ware served on the compensation committee of our Board of Directors throughout 2025.
The compensation committee met five times during 2025. Mr. Stengone, our Chief Executive Officer, does not participate in the determination of his own compensation. However, Mr. Stengone makes recommendations to the compensation committee regarding the amount and form of the compensation of the other executive officers and key employees, and Mr. Stengone participates in the compensation committee’s deliberations about their compensation. Our Chief Financial Officer, General Counsel and Vice President, Human Resources, also assist the compensation committee in its executive officer, director and employee compensation deliberations, but are not present for deliberations or decisions regarding their own compensation.
Nominating and Corporate Governance Committee
The current members of our nominating and corporate governance committee are Misses Boyce, Lyons-Williams, and Ware. Ms. Boyce chairs our nominating and corporate governance committee. Our nominating and corporate governance committee assists our Board of Directors with its oversight of and identification of individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors, and selects, or recommends that our Board of Directors select, director nominees, develops and recommends to our Board of Directors a set of corporate governance guidelines, and oversees the evaluation of our Board of Directors. Our nominating and corporate governance committee operates under a charter that can be found on the “Corporate Governance” section of the “Investors” section of our corporate website at www.contineum-tx.com. Each of Misses Boyce, Lyons-Williams, and Ware served on our nominating and corporate governance committee during 2025. All members of our nominating and corporate governance committee are independent as currently defined under Nasdaq listing standards. Our nominating and corporate governance committee met two times during 2025.
Our nominating and corporate governance committee believes that the minimum qualifications and skills that candidates for director should possess include (a) the highest professional and personal ethics and values, (b) a commitment to enhancing stockholder value, and (c) sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. The nominating and corporate governance committee also considers the following factors, in no particular order of importance: (a) various and relevant career experience, (b) relevant skills, such as an understanding of the Company’s business, (c) financial expertise and operations expertise, (d) board and management experience, (e) investor relations experience, (f) industry experience, and (g) local and community ties. However, our nominating and corporate governance committee retains the right to modify these qualifications from time to time.
Our nominating and corporate governance committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by our Board of Directors or our nominating and corporate governance committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by our nominating and corporate governance committee, the stockholder recommendation should be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company and must include information regarding the candidate and the stockholder making the recommendation. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder director nominations.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.
BOARD LEADERSHIP STRUCTURE
Pursuant to our corporate governance guidelines, our Board of Directors may separate or combine the roles of the chairperson of our Board of Directors and Chief Executive Officer when and if it deems it advisable and in our best interests and in the best interests of our stockholders to do so. Our Board of Directors is currently chaired by Mr. Schimmelpennink. Our Board of Directors believes that separation of the positions of chairperson of our Board of Directors and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Mr. Stengone serves as our President and Chief Executive Officer while Mr. Schimmelpennink serves as the chairperson of our Board of Directors but is not an officer of the Company. Our Board of Directors has determined that maintaining the independence of the Company’s directors and managing the composition and function of the Board of Directors’ committees help maintain the Board of Directors’ strong, independent oversight of management. Our corporate governance guidelines are posted on the “Investor” section of our corporate website at www.contineum-tx.com.
Our non-employee directors meet regularly in executive session without the presence of management or any non-independent directors.
In addition, our audit committee, compensation committee and nominating and corporate governance committees, which oversee critical matters such as the integrity of our financial statements, the compensation of executive management, the selection and evaluation of directors, the development and implementation of corporate governance policies, and the oversight of the Company’s compliance with laws and regulations, each consist entirely of independent directors. Our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the key functions of our Board of Directors is informed oversight of our risk management process. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. Our Board of Directors administers its oversight function directly as a whole. Our Board of Directors also administers its oversight through various standing committees that address risks inherent in their respective areas of oversight. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters and cybersecurity and other information technology risks; our compensation committee oversees the management of risks associated with our compensation policies and programs; and our nominating and corporate governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our Board of Directors and director succession planning.
STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Stockholders wishing to communicate with our Board of Directors, or with an individual member of our Board of Directors, may do so by writing to our Board of Directors, or to the particular member of our Board of Directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.
MEETINGS OF THE BOARD OF DIRECTORS
Our Board of Directors met four times during 2025. Each member of our Board of Directors attended at least 75% or more of the aggregate of the meetings of our Board of Directors and of the committees on which such director served, held during the period for which such member was a director or committee member. Members of our Board of Directors and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2025. While we do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, all directors are encouraged to attend. At our 2025 Annual Meeting of Stockholders, four of our then serving directors were in attendance.
CORPORATE GOVERNANCE GUIDELINES
Our Board of Directors adopted corporate governance guidelines to ensure that our Board of Directors has the necessary practices in place to review and evaluate our business operations and long-term strategy. The corporate governance guidelines set forth the practices our Board of Directors follows with respect to board and corporate governance, including board leadership, evaluating management’s performance and compensation, formulating company strategy, overseeing risk management and legal and ethical compliance, and managing potential conflicts of interest, among other responsibilities. The corporate governance guidelines, as well as the charters for each committee of our Board of Directors, are posted on the “Corporate Governance” section of our “Investors” section of our corporate website at www.contineum-tx.com.
CODE OF CONDUCT
Our Board of Directors has adopted a code of conduct, which applies to all of our employees, officers, and directors. We also expect our agents, representatives, and consultants to follow our code of conduct in connection with their work for us. The full text of our code of conduct is posted on the “Corporate Governance” section of our “Investors” section of our corporate website at www.contineum-tx.com. We intend to disclose future amendments to, or waivers of, our code of conduct as and to the extent required by SEC regulations, at the same location on our website identified above and in public filings. Our code of conduct represents the standards by which we operate and reflects that we are an ethical, mindful, and transparent business. The purpose of our code of conduct is to promote honest and ethical conduct, including with respect to actual or apparent conflicts of interest between personal and professional relationships, to promote full, fair, accurate, timely and understandable disclosure in periodic reports to be filed by us, to promote compliance with applicable governmental laws, rules and regulations, promoted the protection of the Company’s assets, including corporate opportunities and confidential information, promote fair dealing practices, deter wrongdoing, promote prompt internal reporting of violations of the code of conduct to an appropriate person(s) identified in the code of conduct, and ensure accountability for adherence to the code of conduct.
INSIDER TRADING POLICY
We have adopted an Insider Trading Policy and procedures that are applicable to our directors’, officers’, and employees’ purchase, sale or other disposition of our securities that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing standards of Nasdaq. This policy and procedures are set forth in our Insider Trading Policy which is included as Exhibit 19.1 to our Annual Report on Form 10-K. It is the

Company’s intent to comply with all applicable insider trading laws, rules and regulations and with any applicable exchange listing standards when engaging in transactions in Company securities.
Rule 10B5-1
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our Class A common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our Insider Trading Policy.
Hedging and Pledging Policies
As part of our Insider Trading Policy, all employees and agents, including our executive officers and directors, are prohibited from trading in publicly-traded options, such as puts or calls, or other derivative securities with respect to our securities, including hedging or similar transactions designed to decrease the risks associated with holding our securities. Employees are also prohibited from including our securities in a margin account or pledging our securities as collateral for a loan without the approval of the our Compliance Officer. Further, our insider trading policy prohibits any employee (including any executive officers) from engaging in short sales of our securities. Any violation of the policies may result in disciplinary action, including dismissal for cause.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our Class A common stock as of April 17, 2026 for:
•each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of Class A common stock shown as beneficially owned by them. The table below is based upon information supplied by officers, directors and principal stockholders and Schedules 13Gs and 13F filed with the SEC.
The following table excludes our non-voting Class B common stock. Entities associated with Versant Venture Management, LLC (“Versant Ventures”), hold 4,398,500 outstanding shares of Class B common stock. Entities associated with SRLN Holdings Limited hold 264,000 outstanding shares of Class B common stock. Each holder has the right to convert each share of Class B common stock into one share of Class A common stock at such holder’s election, provided that as a result of such conversion, the holders would not beneficially own in excess of the Beneficial Ownership Limitation (as defined below) registered under the Exchange Act, except as expressly provided for in our amended and restated certificate of incorporation. The “Beneficial Ownership Limitation” means initially 4.99% of our Class A common stock. Any holder of Class B common stock may increase the Beneficial Ownership Limitation with respect to such holder upon 61 days’ prior written notice to us and may decrease the Beneficial Ownership Limitation at any time upon providing written notice of such election to us; provided, however, that no holder may make such an election to change the percentage with respect to such holder unless all holders managed by the same investment advisor as such electing holder make the same election.
We have based our calculation of the percentage of beneficial ownership on 32,723,877 shares of our Class A common stock outstanding as of April 17, 2026. We have deemed shares of our Class A common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 17, 2026 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is 3565 General Atomics Court, Suite 200, San Diego, California 92121.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
Named Executive Officers and Directors:
Carmine N. Stengone (1)	1,224,784	3.6%
Peter T. Slover (2)	336,217	1.0%
Timothy R. Watkins, M.D., MSc. (3)	165,550	*
Sarah Boyce (4)	18,847	*
Todd Brady (5)	50,784	*
Troy Ignelzi (6)	19,666	*
Evert Schimmelpennink (7)	53,395	*
Olivia Ware (8)	32,151	*
Diego Miralles, M.D. (9)	17,291	*
Lori M. Lyons-Williams (10)	50,783	*
All executive officers and directors as a group (12 persons) (11)	2,796,101	7.9%
5% Stockholders:
Entities affiliated with Suvretta Capital Management, LLC (12)	2,841,334	8.7%
Entities affiliated with Janus Henderson Group plc (13)	2,448,979	7.5%
Entities affiliated with Balyasny Asset Management L.P. (14)	2,312,800	7.1%
Entities affiliated with RA Capital Management, L.P. (15)	2,179,711	6.7%
Johnson & Johnson Innovation – JJDC, Inc. (16)	1,979,173	6.0%
Entities affiliated with Franklin Advisers, Inc. (17)	1,879,367	5.7%
Entities affiliated with Millennium Management LLC (18)	1,658,349	5.1%
*Represents beneficial ownership of less than one percent (1%)
(1)Consists of 1,224,784 shares of our Class A common stock held by Mr. Stengone, of which 1,209,830 shares of Class A common stock are subject to options that are exercisable within 60 days of April 17, 2026.
(2)Consists of 336,217 shares of Class A common stock held by Mr. Slover, of which 332,875 shares of Class A common stock are subject to options that are exercisable within 60 days of April 17, 2026.
(3)Consists of 165,550 shares of our Class A common stock held by Dr. Watkins, of which 161,109 shares of Class A common stock are subject to options that are exercisable within 60 days of April 17, 2026.
(4)Consists of shares of our Class A common stock that are subject to options held by Ms. Boyce that are exercisable within 60 days of April 17, 2026.
(5)Consists of shares of our Class A common stock that are subject to options held by Mr. Brady that are exercisable within 60 days of April 17, 2026.
(6)Consists of shares of our Class A common stock that are subject to options held by Mr. Ignelzi that are exercisable within 60 days of April 17, 2026.
(7)Consists of shares of our Class A common stock that are subject to options held by Mr. Schimmelpennink that are exercisable within 60 days of April 17, 2026.
(8)Consists of shares of our Class A common stock that are subject to options held by Ms. Ware that are exercisable within 60 days of April 17, 2026.
(9)Consists of shares of our Class A common stock that are subject to options held by Dr. Miralles that are exercisable within 60 days of April 17, 2026.
(10)Consists of shares of our Class A common stock that are subject to options held by Ms. Lyons-Williams that are exercisable within 60 days of April 17, 2026.
(11)Consists of 2,796,101 shares of our Class A common stock beneficially owned by our directors and executive officers, of which 2,618,810 shares of Class A common stock are issuable to our directors and executive officers upon exercise of outstanding stock options exercisable within 60 days of April 17, 2026.
(12)Consists of (i) 2,421,884 shares of Class A common stock held by Averill Master Fund, Ltd., and (ii) 419,450 shares of Class A common stock held by Averill Madison Master Fund, Ltd., and, together with Averill Master Fund, Ltd., the Averill Funds. Suvretta Capital Management, LLC is the investment manager of the Averill Funds. Aaron Cowen is a control person of Suvretta Capital Management, LLC and as such may be deemed to beneficially own these shares. The principal business address of Suvretta Capital Management, LLC and Aaron Cowen is 540 Madison Avenue, 7th Floor, New York, NY 10022. The principal business address of the Averill Funds is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.
(13)Based solely on information set forth in a Schedule 13G filed with the SEC on February 17, 2026 by Janus Henderson Group plc ("Janus"). Janus is the ultimate parent of a number of SEC-registered investment advisers and foreign equivalents thereof, including but not limited to Janus Henderson Investors US LLC, Janus Henderson Investors UK Limited, Janus Henderson Investors Australia Institutional Funds Management Limited, Janus Henderson Investors Middle East Limited, Janus Henderson Investors (Jersey) Limited, Janus Henderson Investors (Japan) Limited, Janus Henderson Investors (Singapore) Limited, Kapstream Capital Pty Limited, Privacore Capital Advisors LLC, Tabula Investment Management Limited, and Victory Park Capital Advisors LLC (each, an Asset Manager and together, the "Asset Managers"). The Asset Managers generally exercise investment and/or voting discretion on behalf of their clients which include investment companies, other investment advisers, institutional separate accounts and retail separate accounts (collectively referred to herein as "Managed Portfolios"). As a result of their exercise of investment and/or voting discretion on behalf of the Managed Portfolios, the Asset Managers may be deemed to be the beneficial owner of 2,448,979 shares of our Class A common stock. However, the Asset Managers do not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaim any ownership associated with such rights. The principal address of Janus is 201 Bishopsgate, EC2M 3AE, United Kingdom.
(14)Based solely on information set forth in a Schedule 13G filed with the SEC on February 17, 2026, by Balyasny Asset Management L.P. ("BAM"), BAM GP LLC ("BAM GP"), Balyasny Asset Management Holdings LP ("BAM Holdings"), Dames GP LLC ("Dames"), and Dmitry Balyasny. BAM GP is the General Partner of BAM. BAM Holdings is the Sole Member of BAM GP. Dames is the General Partner of BAM Holdings. Dmitry Balyasny is the Managing Member of Dames. By virtue of its position as the investment manager of Atlas Diversified Master Fund, Ltd. ("ADMF"), the direct holder of the 2,312,800 shares of our Class A common stock, BAM may be deemed to exercise voting and investment power over such shares held by ADMF and thus may be deemed to beneficially own such shares. ADM, has the right to receive dividends from, or the proceeds from the sale of, the shares of our Class A common stock. The principal business address for each of the entities listed above is 444 West Lake Street, 50th Floor, Chicago, IL 60606.
(15)Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 17, 2026, by RA Capital Management, L.P. ("RA Capital") and related entities. RA Capital Healthcare Fund GP, LLC is the general partner of RA Capital Healthcare Fund, L.P. (the "Fund"). The general partner of RA Capital is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner of any shares of our Class A common stock held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund's portfolio, including the shares of our Class A common stock reported herein. Because the Fund has divested voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days' notice, the Fund disclaims beneficial ownership of the securities it holds. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners of any shares of our Class A common stock beneficially owned by RA Capital. The principal business address for each of the entities listed above is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(16)Based solely on information set forth in a Schedule 13F filed with the SEC on March 18, 2026 by Johnson & Johnson (“J&J”) and related entities. Represents shares of Common Stock directly held by Johnson & Johnson Innovation – JJDC, Inc. (“JJDC”), a wholly owned subsidiary of J&J, a New Jersey corporation. J&J may be deemed to indirectly beneficially own the shares that are directly beneficially owned by JJDC. The principal business address of J&J is One Johnson & Johnson Plaza, New Brunswick, NJ 08933, and the principal business address of JJDC is 410 George Street, New Brunswick, NJ 08901.
(17)Based solely on information set forth in a Schedule 13G/A filed with the SEC on January 29, 2026 by Franklin Resources, Inc. (“FRI”) and affiliated persons and entities. FRI, through one or more open or closed end investment companies or other managed accounts is deemed to be the beneficial owner of 1,879,367 shares of our Class A common stock. Charles B. Johnson and Rupert H. Johnson, Jr. (the “Principal FRI Stockholders”) each own more than 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. FRI and the Principal FRI Stockholders may be deemed the beneficial owners of the stock held by persons or entities for whom or for which FRI subsidiaries provide investment management services. Franklin Advisers, Inc. reported having sole voting and dispositive power over 1,879,367 shares of our Class A common stock. The principal business address of FRI and its affiliates is One Franklin Parkway, San Mateo, California 94403.
(18)Based solely on information set forth in a Schedule 13G filed with the SEC on April 17, 2026 by Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander. The shares disclosed as potentially beneficially owned by Millennium Management LLC, Millennium Group Management LLC and Mr. Englander are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The address for Millennium Group Management LLC, Millennium Management LLC and Mr. Englander is 399 Park Avenue, New York, NY 10022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Class A common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.
We believe that during the fiscal year ended December 31, 2025, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, executive officers, and greater than 10% stockholders.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS
We adopted a formal written policy providing that we are not permitted to enter into any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) that exceeds the lower of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years and in which any related person has a direct or indirect material interest without the consent of our audit committee. As provided by our audit committee charter, our audit committee has the primary responsibility for the review, approval and oversight of such “related person transactions.” Under our related person transaction policy, our management is required to submit any related person transaction not previously approved or ratified by our audit committee to our audit committee. In approving or rejecting the proposed transactions, our audit committee takes into account all of the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Our audit committee will approve only those transactions that, as determined by our audit committee, are in, or are not inconsistent with, our best interests and the best interests of our stockholders.
Although we did not have a written policy for the review and approval of transactions with related persons prior to becoming a public reporting Company, our Board of Directors historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described below. Prior to approving such a transaction, the material facts as to relationship or interest of the relevant director, officer or holder of 5% or more of any class of our voting securities in the agreement or transaction was disclosed to our Board of Directors. Our Board of Directors took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of our stockholders.
RELATED PARTY TRANSACTIONS
In addition to the compensation arrangements with directors and named executive officers described elsewhere in this proxy statement, since January 1, 2024, we were involved in the following transactions in which we were or are a party involving an amount in excess of the lower of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years and in which any director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.
Participation in Our Initial Public Offering:
Certain holders of more than 5% of our outstanding common stock at the time of our initial public offering ("IPO") in April 2024 and their affiliated entities purchased shares of our Class A common stock in our IPO at a purchase price per share of $16.00 per share. The following table sets forth the aggregate number of our Class A common stock that these 5% stockholders and their affiliated entities purchased in our IPO:

Purchaser	Shares of Common Stock	Total Purchase Price
JJDC (1)	312,500	$5,000,000
Entities affiliated with Franklin Advisers, Inc. (2)	625,000	$10,000,000
Entities affiliated with Sectoral Asset Management Inc. (3)	125,000	$2,000,000
Entities affiliated with Suvretta Capital Management, LLC (4)	1,500,000	$24,000,000
Entities affiliated with Perceptive Life Sciences Master Fund, Ltd. (5)	900,000	$14,400,000
(1)JJDC beneficially owned more than 5% of our outstanding common stock at the time of the IPO.
(2)Franklin Advisers, Inc. beneficially owned more than 5% of our outstanding common stock at the time of the IPO.
(3)Sectoral Asset Management Inc. beneficially owned more than 5% of our outstanding common stock at the time of the IPO. Entities affiliated with Sectoral Asset Management include New Emerging Medical Opportunities Fund IV SCSp and Sectoral DC 10 Limited. Stefan Larson, a member of our board of directors, is partner of both New Emerging Medical Opportunities IV SCSp and Sectoral DC 10 Limited and may be deemed to be a beneficial owner of the common shares held by both New Emerging Medical Opportunities IV SCSp and Sectoral DC 10 Limited. Dr. Larson disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein. Stefan Larson was a member of our board of directors until his resignation in April 2024 and is a partner of Sectoral Asset Management.
(4)Suvretta Capital Management, LLC beneficially owned more than 5% of our outstanding common stock at the time of the IPO.
(5)Perceptive Life Sciences Master Fund, Ltd. and related entities beneficially owned more than 5% of our outstanding common stock at the time of the IPO.

Investors' Rights Agreement
We are party to an amended and restated investor rights agreement (the “Investors’ Rights Agreement”) with certain holders of our capital stock, including: (i) entities affiliated with Versant Ventures (a 5% or greater holder of our voting securities at the time of entering the Investors’ Rights Agreement); (ii) entities affiliated with Baker Brothers (a 5% or greater holder of our voting securities at the time of entering the Investors’ Rights Agreement); (iii) entities affiliated with Sectoral Asset Management Inc., (iv) entities affiliated with Suvretta Capital Management, LLC; (v) entities affiliated with Franklin Advisers, Inc.; (vi) Perceptive Life Sciences Master Fund, Ltd.; and (vii) JJDC. Under our Investors’ Rights Agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing.
Johnson & Johnson License Agreement
In February 2023, we entered into a license agreement with Janssen Pharmaceutica NV, a Johnson & Johnson company (“J&J”), pursuant to which we granted J&J an exclusive, worldwide license to develop, manufacture, and commercialize PIPE-307 in all indications (the “J&J License Agreement”).
J&J is generally responsible for all development, manufacturing, and commercialization activities for PIPE-307. Upon J&J deciding to conduct a first Phase 3 clinical trial for a product using PIPE-307, we have an opt-in right to fund a portion of all Phase 3 and subsequent development costs for PIPE-307, with such costs capped annually. If we opt to fund such development costs, then the royalties we are eligible to receive will increase by one to two percentage points. Pursuant to the terms of the J&J License Agreement, we received an upfront payment of $50.0 million. We are also eligible to receive approximately $1.0 billion in non-refundable, non-creditable milestone payments. Additionally, we are eligible to receive tiered royalties in the low-double digit to high-teen percent range on net sales of products containing PIPE-307.

Employment Arrangements
Kym Lorrain, the wife of Dr. Daniel Lorrain, our Chief Scientific Officer, is currently employed as an Associate Director. Her base salary, incentive compensation and employee benefits are comparable to those offered to similarly situated employees of Contineum and were approved by our compensation committee, which is comprised entirely of independent directors.
Indemnification Agreements
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our amended and restated certificate of incorporation and Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
Consulting Agreement with John S. Healy

We previously entered into a consulting agreement with Mr. Healy in April 2022 (as amended, the “Consulting Agreement”), pursuant to which Mr. Healy agreed to provide us with legal consulting services. As compensation for such legal services, we initially paid Mr. Healy a monthly retainer of $8,000 per month in accordance with the terms of his Consulting Agreement. The Consulting Agreement was then amended to increase the monthly retainer to $8,800 per month. The Consulting Agreement contained standard confidentiality and intellectual property assignment provisions in favor of the Company and was terminated by us and Mr. Healy, effective June 3, 2024, in connection with Mr. Healy joining the Company as General Counsel & Corporate Secretary in June 2024.

Advisor Agreement with Diego Miralles, M.D.

We previously entered into an advisor agreement with Dr. Miralles in June 2024 (as amended, the “Advisor Agreement”), pursuant to which Dr. Miralles agreed to provide us with consulting services regarding strategic, scientific and clinical development activities. As compensation for such consulting services, we initially paid Dr. Miralles a monthly retainer of $16,000 per month in accordance with the terms of his Advisor Agreement. The Advisor Agreement was then amended to reduce the monthly retainer to $10,000 per month. In June 2024, we granted him an option to purchase 5,000 shares of our Class A common stock vesting in equal monthly installments over six months with an exercise price of $17.92 per share. The Advisor Agreement contained standard confidentiality and intellectual property assignment provisions in favor of the Company and was terminated by us and Dr. Miralles, effective March 14, 2025, in connection with Dr. Miralles joining the Board.

EXECUTIVE COMPENSATION
Our named executive officers, which consist of our “principal executive officer” and our two other most highly compensated executive officers for our fiscal year ended December 31, 2025, are:
•Carmine N. Stengone, President and Chief Executive Officer;
•Peter T. Slover, Chief Financial Officer; and
•Timothy R. Watkins, M.D., MSc., Chief Medical Officer and Head of Development.
SUMMARY COMPENSATION TABLE
The following table shows information regarding the compensation of our named executive officers for the fiscal years ended December 31, 2025, and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Carmine N. Stengone	2025	655,620	—		2,291,640	450,739	11,449	(3)	3,409,448
President and Chief Executive Officer	2024	608,120	55,000	(4)	3,806,147	418,146	12,627	(5)	4,900,039
Peter T. Slover	2025	487,487	—		840,268	238,869	11,279	(3)	1,577,903
Chief Financial Officer
Timothy R. Watkins, M.D., MSc.	2025	359,501	225,000	(6)	984,556	176,085	18,181	(7)	1,763,323
Chief Medical Officer and Head of Development
(1)The amounts reported in this column reflect the aggregate grant date fair value of the option awards granted to our named executive officers in the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. See Note 8 of the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 5, 2026, for a discussion of the assumptions made by us in determining the grant date fair value of our option awards.
(2)Represents amounts earned by our named executive officers under our short-term incentive program, based on our achievement of certain corporate performance goals and the named executive officer’s individual performance during fiscal years 2025 and 2024 and which were paid in February 2026 and January 2025, respectively.
(3)Includes $10,500 in employer matching contributions under our 401(k) plan as well as the named executive officer’s cell phone allowance.
(4)The amount reported in this column represent discretionary cash performance bonuses paid to Mr. Stengone in the amount of $27,500 in April 2024 and October 2024, which were awarded in connection with the execution of the J&J License Agreement in 2023.
(5)Includes $10,350 in employer matching contributions under our 401(k) plan as well as Mr. Stengone’s cell phone allowance.
(6)Represents a cash incentive bonus in connection with Dr. Watkins' offer letter for performance during 2025, which was paid to Dr. Watkins in the amount of $225,000 in February 2026.

(7)Includes $9,531 in reimbursement of legal fees incurred by Dr. Watkins in connection with negotiating his offer letter, $7,950 in employer matching contributions under our 401(k) plan, as well as Dr. Watkins' cell phone allowance.

NARRATIVE EXPLANATION OF COMPENSATION ARRANGEMENTS WITH OUR NAMED EXECUTIVE OFFICERS
Base Salaries and Annual Incentive Opportunities
The base salaries of our named executive officers are reviewed from time to time and adjusted when our Board of Directors or compensation committee determines an adjustment is appropriate. For our 2025 fiscal year, the base salaries for Messrs. Stengone and Slover were set at $655,620 and $487,487, respectively. Dr. Watkins’ base salary was negotiated at the time of his hire in April 2025 and set at $530,000.
Each of our named executive officers is eligible to earn an annual incentive bonus for each of our fiscal years, with such bonus awarded based on individual performance goals, as well as corporate goals related to our product development, advancement of clinical trials, and other goals established by our Chief Executive Officer and approved by our Board of Directors. During our 2025 fiscal year, our named executive officers were eligible to earn annual incentive bonuses based on a combination of corporate and individual goals, with the corporate goal tied to clinical and development goals, financial goals and corporate organizational goals. We require that participants continue to be employed through the payment date to receive a bonus. The target bonus rates (as a percentage of base salary) for Messrs. Stengone and Slover were set at 55% and 40%, respectively, for the 2025 fiscal year. Dr. Watkins’ target bonus rate was set at 40% (as a percentage of his base salary) at the time of his hire in April 2025, with the bonus amount payable to Dr. Watkins for the 2025 fiscal year prorated based on his service to us during the 2025 fiscal year. In January 2026, our compensation committee determined that the corporate goals for 2025 were achieved at 125% of target level and approved the resulting annual bonuses.
In addition, Dr. Watkins received a cash incentive bonus in connection with his offer letter for performance during 2025, which was paid in the amount of $225,000 in February 2026.
Equity Compensation
We offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase shares of our Class A common stock at a price equal to the fair market value of our Class A common stock on the date of grant. Prior to our IPO in April 2024, our Board of Directors or compensation committee determined the fair market value of our then outstanding common stock based on inputs including valuation reports prepared by third party valuation firms. Generally, our stock option grants vest over a period of four years from the date of grant, subject to the recipient’s continued service through the applicable vesting date. In January 2025, we granted stock options with respect to 300,000 shares and 110,000 shares to Messrs. Stengone and Slover, respectively, which are scheduled to vest over our standard four-year vesting schedule. In April 2025, in connection with his commencement of employment with us, we granted stock options with respect to (i) 260,000 shares to Dr. Watkins, one-half of which vested on October 28, 2025, and the remainder are schedule to vest in 36 equal monthly installments thereafter, and (ii) 26,000 shares to Dr. Watkins, which are subject to a performance-based vesting condition to be satisfied upon the achievement of a particular clinical milestone within two years of the grant date. As of December 31, 2025, we determined that vesting of the grant subject to the performance-based vesting is probable.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as our full-time employees generally. We generally do not provide our named executive officers with perquisites or other personal benefits.
Retirement Benefits
All of our full-time employees, including our named executive officers, are eligible to participate in our 401(k) retirement plan (the “401(k) Plan”), which is a retirement savings defined contribution plan designed to comply with Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to our 401(k) Plan, employees may elect to defer up to 90% of their eligible compensation into the plan on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limit and to have the amount of this reduction contributed to our 401(k) Plan. We provide a non-elective safe harbor contribution of 4% on eligible compensation up to the statutory prescribed annual limit.
Employment Arrangements with Named Executive Officers
We maintain the Contineum Therapeutics, Inc. Executive Severance Plan (the “Executive Severance Plan”) to offer severance benefits and other change in control-related benefits upon certain terminations of employment, as described in further detail below in “Severance and Change in Control Benefits.”
CLAWBACK POLICY
In compliance with final rules adopted by the SEC and Nasdaq listing standards, we have adopted a policy, for the recovery of erroneously awarded compensation, or the “clawback” policy, which applies to our executive officers, as defined in the policy. Under the policy, in the event that the financial results upon which incentive-based compensation was predicated become the subject of a financial restatement that is required because of material non-compliance with financial reporting requirements, the compensation committee will conduct a review of incentive compensation covered by the policy and recoup, subject to certain limited, exceptions, any erroneously awarded incentive-based compensation to ensure that the ultimate payout gives retroactive effect to the financial results as restated. The clawback policy covers any cash or equity-based incentive compensation award that received by a covered officer during the last completed three fiscal years immediately preceding the date on which the Board, a committee of the Board or the officers authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that we are required to prepare an accounting restatement, or, if earlier, the date a court, regulator or other legally authorized body directs us to prepare an accounting restatement, in each case regardless of if or when the restated financial statements are filed.
EQUITY GRANT POLICIES
Although we do not have a formal policy with respect to the timing of our equity award grants, the compensation committee generally grants annual equity awards on a predetermined annual schedule and does not take material nonpublic information into account when determining the timing and terms of such awards. In addition, we do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
During our fiscal year ended December 31, 2025, Dr. Watkins was awarded a stock option during the period beginning four business days before our filing of a periodic report on Form 10-K or Form 10-Q or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report (the “Designated Periods”). Pursuant to SEC Rules, we are providing the following information relating to the stock option awarded to Dr. Watkins in the Designated Periods occurring during our fiscal year ended December 31, 2025:

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)	Percentage Change in the Closing Market
Price of the Securities Underlying the
Award Between the Trading Day Ending
Immediately Prior to the Disclosure of Material
Nonpublic Information and the Trading Day
Beginning Immediately Following the Disclosure of
Material Nonpublic Information
(%)
Timothy R. Watkins, M.D., MSc.	04/28/2025	286,000	4.50	984,556	—

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR-END
The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2025. Options granted prior to the completion of our IPO were granted pursuant to our 2012 Equity Incentive Plan (the “2012 Plan”). Options granted after our IPO were granted pursuant to our 2024 Equity Incentive Plan (the “2024 Plan”). Options granted to Dr. Watkins were outside of the 2024 Plan, pursuant to the inducement grant exception under Nasdaq Marketplace Rule 5635(c)(4). The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.
Please see the section titled “Severance and Change in Control Benefits” below for additional information regarding the vesting acceleration provisions applicable to the outstanding options held by our named executive officers.

	Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Carmine N. Stengone	10/08/2019	128,417	—		—		1.26	11/13/2028
	11/26/2019	289,430	—		—		1.01	02/24/2030
	03/11/2021	373,400	—		—		8.46	03/15/2031
	09/27/2023	100,496	78,164	(1)	—		10.81	10/08/2033
	04/05/2024	118,750	166,250	(1)	—		15.76	05/23/2034
	01/01/2025	—	300,000	(1)	—		9.79	01/30/2035
Peter T. Slover	09/15/2020	144,715	—		—		1.01	10/05/2030
	03/11/2021	39,305	—		—		8.46	03/15/2031
	09/27/2023	30,148	23,450	(1)	—		10.81	10/08/2033
	04/05/2024	41,666	58,334	(1)	—		15.76	05/23/2034
	01/01/2025	—	110,000	(1)	—		9.79	01/30/2035
Timothy R. Watkins, M.D., MSc.	04/28/2025	133,611	122,778	(2)	—		4.50	04/27/2035
	04/28/2025	—	—		26,000	(3)	4.50	04/27/2035
(1)25% of the option shares vest on the one year anniversary of the vesting commencement date, and the remaining option shares vest in 36 equal monthly installments thereafter, provided the named executive officer remains in continuous service through each such vesting date.
(2)One-half of the option shares vested on October 28, 2025, and the remainder vests in 36 equal monthly installments thereafter, subject to Dr. Watkins' continuous service.
(3)This grant is subject to a performance-based vesting condition to be satisfied upon the achievement of a particular clinical milestone within two years of the grant date and subject to Dr. Watkins' continuous service.

SEVERANCE AND CHANGE IN CONTROL BENEFITS
Under our Executive Severance Plan, Messrs. Stengone and Slover and Dr. Watkins, and certain other designated officers, are eligible to receive the following severance and other benefits pursuant to the Executive Severance Plan:
Termination that Does Not Qualify as a Change in Control Termination. In the event of an involuntary termination that is not a change in control termination, each named executive officer will be eligible to receive the following benefits, provided the named executive officer executes (and does not revoke) a release of claims against us:
•A lump sum cash payment equal to 12 months of the named executive officer’s annual base salary;
•A pro-rated amount of the named executive officer’s annual target bonus based on the number of days of employment completed in the fiscal year in which the involuntary termination occurs; and
•Continuation of the named executive officer’s health and welfare benefits for the shorter of (i) 12 months, (ii) until the date of the named executive officer’s eligibility for health insurance coverage in connection with new employment, or (iii) until the expiration of the named executive officer’s eligibility for the continuation of coverage under Consolidated Omnibus Budget Reconciliation Act (“COBRA”).
Termination in Connection with a Change in Control. In the event of an involuntary termination that occurs within 90 days prior to or within 18 months following our change in control (a “change in control termination”), each named executive officer will be eligible to receive, in lieu of the benefits described above, the following benefits, provided the named executive officer executes (and does not revoke) a release of claims against us:
•In the case of Mr. Stengone, a lump sum cash payment equal to 150% of the sum of (i) his annual base salary and (ii) his annual target bonus.
•In the case of Dr. Watkins and Mr. Slover, a lump sum cash payment equal to 100% of the sum of (i) his annual base salary and (ii) his annual target bonus.
•With respect to time-based equity awards, full vesting of any outstanding and then-unvested time-based equity awards held by the named executive officer.
•With respect to performance-based equity awards, if any, such performance-based awards held by the named executive officer shall vest assuming “target” level of performance (unless the terms of the applicable award agreement for the performance-based award provide otherwise, in which case the applicable award agreement for such performance-based award shall govern).
•Any stock option awards shall be exercisable for the full term of such stock option award held by the named executive officer.
•Continuation of the named executive officer’s health and welfare benefits for the shorter of (i) 18 months (in the case of Mr. Stengone) or 12 months (in the cases of Dr. Watkins and Mr. Slover), (ii) until the expiration of the named executive officer’s eligibility for the continuation of coverage under COBRA, or (iii) until the date of the named executive officer’s eligibility for health insurance coverage in connection with new employment.
A “change in control” for purposes of our Executive Severance Plan includes:
•any Exchange Act Person (as defined in the Executive Severance Plan) becomes the owner, directly or indirectly, of our securities representing more than 50% of the combined voting power of our then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a change in control shall not be deemed to occur (A) on account of the acquisition of our securities directly from us, (B) on account of the acquisition of our securities by an investor, any affiliate thereof or any other Exchange Act Person that acquires our securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for us through the issuance of equity securities or (C) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by us reducing the number of shares outstanding, provided that if a change in control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by us, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a change in control shall be deemed to occur;
•individuals who are members of our Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of our Board of Directors over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new member of our Board of Directors was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Executive Severance Plan, be considered as a member of the Incumbent Board;
•there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) us and, immediately after the consummation of such merger, consolidation or similar transaction, our stockholders immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction;
•our stockholders approve or the Board of Directors approves a plan of complete dissolution or liquidation of us, or our complete dissolution or liquidation shall otherwise occur, except for a liquidation into a parent corporation; or
•there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of our consolidated assets (including our subsidiaries (if any)), other than a sale, lease, license or other disposition of all or substantially all of our consolidated assets (including our subsidiaries (if any)) to an entity, more than 50% of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale, lease, license or other disposition.
An “involuntary termination” for purposes of our Executive Severance Plan means either an officer’s (i) termination without cause, or (ii) resignation for good reason. For purposes of clarity, an officer shall not be subject to an involuntary termination for purposes of the Executive Severance Plan if the officer is terminated in connection with a change in control or the sale or conveyance of such officer’s business unit or division as a result of such officer failing to accept a comparable offer of employment made by us or our acquirer or successor in such transaction and it would not otherwise give rise to a resignation for good reason. On the other hand, an officer who accepts comparable employment with us or our acquirer or successor following a change in control remains entitled to receive severance benefits under the Executive Severance Plan if such officer’s employment is subsequently involuntarily terminated within the 18-month period following the change in control.
“Cause” for purposes of our Executive Severance Plan means the officer’s: (i) conviction of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) participation in a fraud or material act of dishonesty against us; (iii) intentional and material violation of any contract or agreement between the officer and us or of any statutory duty owed to us; (iv) repeated and willful failure to perform officer’s job duties after 30 days written notice of such deficiency and an opportunity to cure (of at least 15 business days); (v) knowing engagement or participation in any activity which is directly competitive with or injurious to us or which violates any material provisions of the officer’s proprietary information and inventions agreement with us which remains uncured after 30 days written notice thereof; or (vi) gross misconduct.
“Resignation for good reason” for purposes of our Executive Severance Plan means an officer’s resignation from employment after one of the following conditions has come into existence without the officer’s consent: (i) a material breach by us or any successor or affiliate of any agreement between the officer and us or our affiliates; (ii) a material reduction in the officer’s level of authority, duties, position or responsibilities; (iii) a material reduction of the officer’s base salary and/or annual target bonus other than as part of an across-the-board reduction for all of our senior management; (iv)

in the event of such an across-the-board reduction and a subsequent across-the-board restoration for substantially all senior management of all or any portion of the reduced base salary and/or annual target bonus, then a failure to restore officer’s base salary and/or annual target bonus in at least a proportional manner; (v) relocation of the officer’s principal place of employment with us to a location that requires an increase in officer’s one-way driving distance by more than 35 miles; provided that if such officer’s principal place of employment with us is his or her personal residence, this clause (v) shall not apply. In order to constitute a resignation for good reason: (i) the officer must provide us with written notice of the intent to resign for good reason within 60 days following the first occurrence of the condition(s) that the officer believes constitutes grounds for a resignation for good reason, which notice shall describe such condition(s); (ii) we must fail to remedy, if remediable, such condition(s) within 30 days following receipt of the officer’s written notice (the “cure period”); and (iii) the officer must actually terminate his or her employment within the first 30 days after expiration of the cure period. For purposes of clarity, if the officer is our then serving chief executive officer, and such officer does not report directly to the board of directors of our acquirer or successor following a change in control transaction, then such officer shall be entitled to submit a resignation for good reason in accordance with the terms hereof because the officer’s level of authority, position or responsibilities, taken as a whole, shall be deemed to have been materially reduced.

DIRECTOR COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM
Pursuant to our Non-Employee Director Compensation Program, members of our Board who are not employees are eligible cash and equity for compensation.
Our compensation committee periodically reviews the type and form of compensation paid to our non-employee directors, which includes a market assessment and analysis by Alpine. As part of this analysis, Alpine reviews non-employee director compensation trends and data from companies comprising the same executive compensation peer group used by the compensation committee in connection with its review of executive compensation.

Our Non-Employee Director Compensation Program was developed in connection with our IPO in consultation with Alpine. Alpine provided recommendations and competitive non-employee director compensation data and analyses. Our Board considered and discussed these recommendations and data and considered the specific duties and committee responsibilities of particular directors. Our Board believes our Non-Employee Director Compensation Program provides our non-employee directors with reasonable and appropriate compensation that is commensurate with the services they provide and competitive with compensation paid by our peer group companies to their non-employee directors.

Under our Non-Employee Director Compensation Program as in effect for fiscal 2025, non-employee directors received compensation in the form of equity and cash, as described below:

2025 DIRECTOR COMPENSATION TABLE

The table below shows the total compensation that we paid under our Non-Employee Director Compensation Program to each person who served as a director during the fiscal year ended December 31, 2025, other than a director who also served as a named executive officer.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Sarah Boyce	48,000	45,035	—	93,035
Todd Brady	57,500	45,035	—	102,535
Troy Ignelzi	55,000	45,035	—	100,035
Evert Schimmelpennink	75,000	45,035	—	120,035
Olivia Ware	49,000	45,035	—	94,035
Diego Miralles(2)	31,889	197,267	25,000	254,156
Lori M. Lyons-Williams	51,500	45,035	—	96,535
(1)The amounts in this column represent the aggregate grant date fair value of stock options granted to the non-employee director in fiscal year 2025 computed in accordance with FASB ASC Topic 718. See Note 7 of the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 5, 2026, for a discussion of the assumptions made by us in determining the grant date fair value of our option awards. As of December 31, 2025, the following non-employee directors who served as members of our Board of Directors during the fiscal year ended December 31, 2025 held the following options:

Name	Number of Shares Subject to Outstanding Options
Sarah Boyce	44,250
Todd R. Brady	73,729
Troy Ignelzi	44,250
Evert Schimmelpennink	76,340
Olivia Ware	47,929
Lori M. Lyons-Williams	73,728
Diego Miralles	49,250
(2)Dr. Miralles joined our Board of Directors in March 2025; accordingly, compensation information is only provided for time served on our Board of Directors. The amount reflected in the "All Other Compensation" column includes $25,000 in fees earned as an advisor during 2025 prior to joining the Board in March 2025.
We made the following option grants to our non-employee directors in June 2025: Ms. Boyce - 14,750 shares; Mr. Brady - 14,750 shares; Mr. Ignelzi - 14,750 shares; Ms. Lyons-Williams - 14,750 shares; Dr. Miralles - 14,750 shares; Mr. Schimmelpennink - 14,750 shares; Ms. Ware - 14,750 shares. In addition, we granted Dr. Miralles an option grant of 29,500 shares in March 2025 upon appointment to the Board of Directors. Each such option vested or will vest, as applicable, over a period of 24 months in equal monthly installments, subject to the non-employee director’s continued service as a member of our Board of Directors. The options will also vest in full in the event of a “change in control” (as defined in the 2012 Plan).

Cash Compensation
The Non-Employee Director Compensation Program during the 2025 fiscal year provided for an annual cash retainer of $40,000 for Board membership as well as additional annual retainers as follows:

Position	Annual Retainer
Board Chair	$30,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$8,000
Audit Committee Member	$7,500
Compensation Committee Member	$5,000
Nominating and Corporate Governance Committee Member	$4,000
We also reimburse our non-employee directors for expenses associated with attending meetings of our Board of Directors and its committees.
In January 2026, our Non-Employee Director Compensation Program was amended, to provide for the following increases in the annual cash retainers:

Compensation Committee Chair— increased to $12,000
Nominating/Governance Committee Chair— increased to $10,000
Compensation Committee Member— increased to $6,000
Nominating and Governance Committee Member— increased to $5,000

We also reimburse our non-employee directors for expenses associated with attending meetings of our Board of Directors and its committees.

Equity Compensation
The equity-based portion of Non-Employee Director Compensation Program includes both an initial equity award yo our non-employee directors upon joining our Board of Directors and annual equity awards in connection with each annual meeting of our stockholders. During the 2025 fiscal year, the initial and annual equity awards to our non-employee directors consisted of the following:
•Initial Equity Award—On or promptly following the date that a non-employee director is elected or appointed to the Board, the non-employee director will be granted a stock option under our 2024 Plan for 29,500 shares of the our Class A Common Stock (the “Initial Award”). Subject to the non-employee director’s continuing service, one-third of the option shares subject to the Initial Award will vest on the first anniversary of the non-employee director’s appointment to the Board, with the remainder of the option shares vesting in 24 equal monthly installments thereafter.

•Annual Equity Award— Upon the conclusion of each regular annual meeting of stockholders, each non-employee director who continues to serve as a member of the Board thereafter will automatically be granted a stock option under the 2024 Plan for 14,750 shares of the our Class A Common Stock (the “Annual Award”). Subject to the non-employee director’s continuing service, each such option will vest in full on the earlier of (i) the first anniversary of the date of grant or (ii) the next regular annual meeting of stockholders.

In January 2026, our Non-Employee Director Compensation Program was amended so that the Initial Award will consist of a stock option grant for 38,000 shares of our Class A Common Stock and the Annual Award will consist of a stock option grant for 19,000 shares of our Class A Common Stock. The Initial Award and the Annual Award will otherwise retain the same terms and vesting schedules as prior to the amendment of our Non-Employee Director Compensation Program.
The equity awards will also vest in full in the event of a “change in control” (as defined in our 2024 Plan).

Directors who are also our employees or officers receive no additional compensation for their service as directors. See the section titled “Executive Compensation” elsewhere in this proxy statement for additional information about the compensation Mr. Stengone, our President and Chief Executive Officer, received during our fiscal year ended December 31, 2025.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information with respect to each of our equity compensation plans in effect as of December 31, 2025:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted‑Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders
Equity Incentive Plans (1)	5,262,320	$9.46	1,707,563
2024 Employee Stock Purchase Plan (2)	—	—	436,306
Equity compensation plans not approved by stockholders (3)	286,000	$4.50	—
Total	5,548,320		2,143,869
(1)Includes the 2012 Plan and the 2024 Plan. The 2024 Plan is the successor to the 2012 Plan, which was terminated following the completion of our IPO in April 2024. No further awards will be made under our 2012 Plan after our IPO; however, awards outstanding under our 2012 Plan will continue to be governed by their existing terms. The 2024 Plan provides that the number of shares of Class A common stock reserved for issuance thereunder will be increased automatically on January 1st of each fiscal year, commencing on January 1, 2025 and ending on (and including) January 1, 2034. The number of shares added each year will be equal to the lesser of (a) 5% of the total number of shares of our Class A common stock and Class B common stock actually issued and outstanding on December 31st of the preceding fiscal year, or (b) a number of shares of Class A common stock determined by our Board. Notwithstanding the foregoing, the Board retains the right in its sole discretion to forego an increase for any fiscal year following an annual review by the Board of the share reserve of the 2024 Plan.
(2)The 2024 ESPP provides that the number of shares of Class A common stock reserved for issuance thereunder will automatically increase on January 1st of each fiscal year, commencing on January 1, 2025 and ending on (and including) January 1, 2044. The number of shares added each year will be equal to the lesser of (a) 1% of the total number of shares of our Class A common stock and Class B common stock actually issued and outstanding on December 31st of the preceding fiscal year, (b) 280,000 shares of Class A common stock (subject to anti-dilution adjustments pursuant to Section 3(c) of the 2024 ESPP), or (c) a number of shares of Class A common stock determined by the Board. Notwithstanding the foregoing, the Board retains the right in its sole discretion to forego an increase for any fiscal year following an annual review by the Board of the share reserve of the 2024 ESPP. A total of 436,306 shares were eligible for purchase under the 2024 ESPP during the purchase period in effect on December 31, 2025.
(3)Represents stock options granted to Dr. Watkins on April 28, 2025 outside of the 2024 Plan pursuant to the inducement grant exception under Nasdaq Marketplace Rule 5635(c)(4) (the “Inducement Awards”). The Inducement Awards consist of (a) a time-based stock option to purchase 260,000 shares of Class A common stock with an exercise price equal to $4.50, vesting over three and a half years from the grant date, and (b) a performance-based stock option to purchase 26,000 shares of Class A common stock with an exercise price equal to $4.50, which are subject to a performance-based vesting condition to be satisfied upon the achievement of a particular clinical milestone within two years of the grant date and subject to Dr. Watkins' continuous service.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT AND NON-AUDIT FEES
The following table represents aggregate fees billed or to be billed to the Company for the fiscal years ended December 31, 2025 and 2024 by Ernst & Young LLP, our principal accountant.

	Fiscal Years Ended December 31,
	2025	2024
Audit Fees (1)	$715,500	$715,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$715,500	$715,000
(1)Audit fees consist of fees billed for professional services by Ernst & Young LLP for audit and quarterly review of our financial statements and review of our registration statements and related issuances of consents, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including consents and comfort letters. Included in the 2024 audit fees are $175,000 of fees billed in connection with the completion of our IPO in April 2024.

All fees described above were pre‑approved by our audit committee.
PRE-APPROVAL POLICIES AND PROCEDURES
The audit committee’s policy is to pre‑approve all audit and permissible non‑audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The audit committee pre‑approves specified services in defined categories of audit services, audit‑related services and tax services up to specified amounts, as part of the audit committee’s approval of the scope of the engagement of Ernst & Young LLP or on an individual case‑by‑case basis before Ernst & Young LLP is engaged to provide a service. The audit committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Respectfully submitted by the Audit Committee,
Troy Ignelzi, Chair
Todd Brady
Lori Lyons-Williams

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board of Directors currently consists of eight directors. Our Board of Directors are divided into three classes with staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
The terms of the Class II directors, Evert Schimmelpennink, Lori M. Lyons-Williams and Diego Miralles, M.D., expire at the Annual Meeting. As recommended by our nominating and corporate governance committee, on March 20, 2026, our Board of Directors nominated Evert Schimmelpennink, Lori M. Lyons-Williams and Diego Miralles, M.D., for election as Class II directors at the Annual Meeting. If elected, each will serve on our Board of Directors until the annual meeting of stockholders in 2029 and until their successor has been elected and qualified. The Class III directors will serve until our annual meeting of stockholders in 2027. The Class I directors will serve until our annual meeting of stockholders in 2028. The nominees for director at the Annual Meeting, their ages as of March 14, 2026, and their positions and offices held with the Company are set forth below. Other biographical information for the members of our Board of Directors is set forth in this proxy statement under the heading “Directors, Executive Officers and Corporate Governance—Directors and Executive Officers.”
Vote Required
Class II Directors are elected by a plurality of the votes properly cast in person or by proxy. Our nominees for Class II directors receiving the highest number of votes cast “FOR” such nominee will be elected. Any shares not voted “FOR” a particular nominee (whether as a result of a “WITHHOLD” vote, abstention or a broker non-vote, as described in the next paragraph) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of the three nominees named below. However, if you are the beneficial owner of the shares, which means that your shares are held by a brokerage firm, bank, dealer, or other similar organization as your nominee, your shares will not be voted for the election of directors unless you have provided voting instructions to your nominee. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board of Directors, if any. Each person nominated for election has agreed to serve if elected.
If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.
CLASS II NOMINEES AT THE ANNUAL MEETING

Name	Age	Position with Contineum
Evert Schimmelpennink	54	Chair of the Board of Directors
Lori M. Lyons-Williams	49	Director
Diego Miralles, M.D	63	Director
CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Name	Age	Position with Contineum
Todd Brady	47	Director
Carmine N. Stengone	50	President, Chief Executive Officer and Director

CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2028 ANNUAL MEETING OF STOCKHOLDERS

Name	Age	Position with Contineum
Sarah Boyce	54	Director
Troy Ignelzi	58	Director
Olivia Ware	69	Director
The biographies for the director nominees and directors set forth above are set forth in this proxy statement under the heading “Directors, Executive Officers and Corporate Governance—Directors and Executive Officers.”
We have determined that each of these Class II director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of the Board. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as Class II directors are noted in their biographies.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE FOLLOWING CLASS II DIRECTOR NOMINEES:
EVERT SCHIMMELPENNINK, LORI M. LYONS-WILLIAMS, AND DIEGO MIRALLES

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026
The audit committee of our Board of Directors has selected Ernst & Young LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.
This proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires a “FOR” vote from the majority of the votes cast at the Annual Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes are not counted for any purpose in determining whether this matter has been approved.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Carmine N. Stengone
Carmine N. Stengone President, Chief Executive Officer and Director
April 30, 2026

CONTINEUM therapeutics

PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Contineum Therapeutics, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 27, 2026

Friday, June 26, 2026 8:00 AM, Pacific Time

Annual meeting to be held virtually via Internet please visit www.proxydocs.com/CTNM

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 11:59 PM, Eastern Time, June 25, 2026.

Internet:
www.proxypush.com/CTNM

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-286-3110

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/CTNM

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Carmine Stengone and John Healy (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Contineum Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Contineum Therapeutics, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect three Class II directors, to serve until the 2029 annual meeting of stockholders or until their respective successors have been elected or appointed.				
		FOR	WITHHOLD		
	1.01 Evert Schimmelpennink	☐	☐		FOR
	1.02 Lori M. Lyons-Williams	☐	☐		FOR
	1.03 Diego Miralles, M.D.	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐	FOR
3.	To conduct any other business properly brought before the meeting or any adjournment thereof.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/CTNM

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date Signature (if held jointly) Date